                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                ILLINOIS COMMUNITY BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  NO FEE REQUIRED
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]







                  September 25, 1998






Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of Illinois Community Bancorp, Inc. to be held at the Ramada
Inn, Keller Drive, Effingham, Illinois on Tuesday, October 20,
1998 at 2:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Illinois Community Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Douglas A. Pike

                              Douglas A. Pike
                              President

________________________________________________________________
           ILLINOIS COMMUNITY BANCORP, INC.
                 210 E. FAYETTE AVENUE
            EFFINGHAM, ILLINOIS  62401-3613
                    (217) 347-7127
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON OCTOBER 20, 1998
________________________________________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Illinois Community
Bancorp, Inc. (the "Company") will be held at the Ramada Inn,
Keller Drive, Effingham, Illinois on Tuesday, October 20, 1998 at 2:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company;
               and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 1,1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Ronald R. Schettler

                              RONALD R. SCHETTLER
                              SECRETARY

Effingham, Illinois
September 25, 1998


________________________________________________________________
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
           ILLINOIS COMMUNITY BANCORP, INC.
                 210 E. FAYETTE AVENUE
            EFFINGHAM, ILLINOIS  62401-3613

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 20, 1998
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Illinois Community Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the Ramada Inn, Keller Drive, Effingham, Illinois on Tuesday, October 20, 1998 at 2:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 25, 1998.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to Ronald R. Schettler, Secretary of the Company, at the address shown above, by filing a properly-executed, later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
      VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     Stockholders of record as of the close of business on September 1, 1998 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, the Company had 466,498 shares of Common Stock, issued and outstanding.

     As of the Record Date, persons and groups owning in excess of 5% of the Company's Common Stock were required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports, management knows of no person or entity, other than those disclosed below, who owned more than 5% of the Company's Common Stock at the Record Date. The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by such persons and entity and by all officers and directors of the Company as a group.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS                     OWNERSHIP(1)       OUTSTANDING
--------------------                     ------------       ------------
Illinois Community Bank                   40,204 (2)          8.62%
Employee Stock Ownership Plan
210 E. Fayette Avenue
Effingham, Illinois  62401-3613

Gerald E. Ludwig                          48,127 (3)         10.32
210 East Fayette Avenue
Effingham, Illinois 62401

Garrett M. Andes                          29,723              6.37
210 East Fayette Avenue
Effingham, Illinois 62401

Ton-Tine Financial Partners, L.P.         37,766              8.10
c/o Jeffrey Gendell
200 Park Avenue, Suite 3900
New York, New York  10166

All Officers and Directors               132,770 (4)         28.46
  as a Group (11 Persons)

__________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The Company's directors and executive officers and persons who own more than ten percent of the Common Stock, are required to report their ownership and changes in ownership of the Common Stock with the Company.
(2) Shares owned by the Employee Stock Ownership Plan ("ESOP") are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. Of the 40,204 shares held by the ESOP, 13,291 shares had been allocated as of June 30, 1998. The ESOP Committee as appointed by the Board of Directors, consists of Directors Ludwig, Garbe and Sehy. Directors Ludwig, Garbe and Sehy, none of whom are full-time employees of the Bank, serve as the ESOP Trustees. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions and unallocated shares are voted by the ESOP Trustees in the same proportion as participants vote allocated stock; provided that, in the absence of any voting direction as to allocated stock, the Bank's Board of Directors shall direct the Trustees as to the voting of all shares of unallocated stock and in the absence of such direction from the Board Directors, the Trustees shall have sole discretion as to the voting of such shares.
(3) Includes 1,006 shares which maybe acquired by Mr. Ludwig pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.
(4) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual or all officers and directors as a group effectively exercise sole voting and investment power. Includes an aggregate of 15,451 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Record Date.


SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS(1)                  OWNERSHIP(2)       OUTSTANDING
--------------------                     ------------       ------------
  Garrett M. Andes, II                   29,723               6.37%
  Ernest E. Garbe                         5,855               1.26
  Milton Hinkle                           6,722               1.44
  Scott R. Kabbes                         1,562                .34
  Gerald E. Ludwig                       48,127              10.32
  Douglas A. Pike                         8,722               1.87
  Frederick C. Schaefer                   2,608                .56
  Ronald R. Schettler                    10,159               2.18
  Michael F. Sehy                        15,183               3.26

  All Executive Officers and Directors
    as a Group (11 persons)             132,770              28.46

______________
(1) The persons listed in this table all have the same address as the Company.
(2) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. For each of the persons noted above, includes shares which may be acquired pursuant to the exercise of stock options, which are exercisable within 60 days of the Record Date, as follows: Mr. Andes-402 shares; Mr. Garbe-1,006 shares; Mr. Hinkle-402 shares; Mr. Kabbes-402 shares; Mr. Ludwig-1,006 shares; Mr. Pike-4,824 shares; Mr. Schafer-1,006 shares; Mr. Schettler-3,618 shares; Mr. Sehy-1,006 shares; and all executive officers and directors as a group-15,451 shares. Does not include the shares held by the ESOP Trust. For more information, see "Voting Securities and Principal Holders Thereof -- Footnotes (2) and
    (3)" above.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 2001 Annual Meeting. The Board of Directors has nominated Frederick C. Schaefer, Douglas A. Pike and Ronald R. Schettler to serve as directors for a three-year period.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


    The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors of the Company in 1996 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                         YEAR FIRST      CURRENT
                                         ELECTED AS       TERM
                         AGE AT          DIRECTOR OF       TO
NAME                 JUNE 30, 1998        THE BANK       EXPIRE
----                 -------------      ------------    ---------
              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Frederick C. Schaefer     62               1988           1998
Douglas A. Pike           38               1995           1998
Ronald R. Schettler       55               1996           1998

                     DIRECTORS CONTINUING IN OFFICE

Garrett M. Andes, II      41               1994           1999
Ernest E. Garbe           67               1990           1999
Scott R. Kabbes           38               1996           1999
Gerald E. Ludwig          52               1988           2000
Milton Hinkle             71               1994           2000
Michael F. Sehy           59               1987           2000

    Set forth below is information concerning the Company's directors for at least the past five years, unless otherwise stated.

    FREDERICK C. SCHAEFER is a ticket agent for Greyhound, a position he has held since 1990. From 1958 until his retirement in 1988, Mr. Schaefer served as an Illinois State Trooper. He is currently a member of the Knights of Columbus and the Fraternal Order of Police. He is a Senior Vice Commander of the American Legion. He also is a member of the 40 & 8 Club.

    DOUGLAS A. PIKE has worked in the banking and financial services industry for more than 14 years and joined the Bank in February 1995 as Vice President of Lending. Mr. Pike was appointed President of the Bank on June 20, 1995. Mr. Pike currently serves as President and Chief Executive Officer of the Company. Prior to joining the Bank, he served as Loan Officer of Effingham State Bank, and prior to that, as Consumer Loan Officer of First National Bank of Effingham, both in Effingham Illinois. Mr. Pike is a Commissioner of the Effingham City Council, and a Director of the Effingham County Community Development Corporation. He is the son-in-law of Director Milton Hinkle. Mr. Pike is a member of the local Benevolent Order of Elks, a member of St. Anthony Parish, and the Effingham Knights of Columbus.

    RONALD R. SCHETTLER has worked in the banking and financial services industry for more than 32 years, and currently serves as Senior Vice President and Chief Financial Officer of the Bank, a position he has held since joining the Bank in June 1995. Mr. Schettler also serves as secretary to both the Bank and the Company. Prior to June 1995, Mr. Schettler was Vice President of Effingham State Bank in Effingham, Illinois. He is a member of the United Methodist Church, the Scottish Rite, the Effingham Chamber of Commerce, the Master Masons, the Effingham Shrine Club, member of the Effingham Rotary Club and the Benevolent Order of Elks.


    GARRETT M. ANDES, II is the owner of  Medicine Shoppe
Pharmacy in Effingham, Illinois. He currently serves as President Elect of the Kiwanis, Past President of the Sacred heart Booster Club, and is a member of the Sacred Heart Building
Commerce.

    ERNEST E. GARBE was a self-employed farmer until his retirement in 1995. He currently serves on the Boards of Directors of the National Lutheran Church-Missouri Synod, Inc., the South Central Regional Planning Commission and the Dieterich Community Development Corporation. Mr. Garbe is also a charter member of the Dieterich Community Ruritan Club and a member of the Private Industry Council of 14 County S.D.A. 23.

    SCOTT R. KABBES is founder and President of Eaglesoft, a division of Patterson Dental Company. Prior to Eaglesoft, Mr. Kabbes spent 11 years with PSI, a veterinary software company that was acquired by Colgate Palmolive in 1989. Mr. Kabbes is a member of St. Anthony Parish, the Knights of Columbus, the City of Effingham Industrial Commission and serves as Secretary of the Unit #40 Board of Education.

    GERALD E. LUDWIG is owner of Ludwig Medical, Inc., a manufacturer of plastic disposable medical devices. Mr. Ludwig was elected Chairman of the Board of the Bank on April 18, 1995.
Mr. Ludwig also currently serves as Chairman of the Board of the Company.

    MILTON HINKLE is a retired masonry contractor. He is a member of the Sacred Heart Catholic Church. He is the father-in-law of President and Director, Douglas A. Pike.

    MICHAEL F. SEHY is a self employed optometrist. He currently serves on the Effingham Park District Commission, and is a member of the Effingham Rotary Club and is a director of the Eastern Illinois Optometric Society.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                               AGE AT
                              JUNE 30,
NAME                            1998             TITLE
----                          --------           -----
John H. Leonard                45               Executive Vice President,
                                                Chief Credit Officer
Donnie U. Dueker               35               Vice President, Trust Officer

    JOHN H. LEONARD has worked in the banking and financial services industry for more than 23 years and currently serves as Executive Vice President and Chief Credit Officer of the Bank, a position he has held since May 1996. Prior to that time, Mr. Leonard was Assistant Vice President/Commercial Loan Officer of Citizens Bank of Illinois in Effingham, Illinois. He is a director for the Effingham Chamber of Commerce and a director for the Effingham Family YMCA and a member of the Effingham Rotary Club.

    DONNIE U. DUEKER has worked in the banking and financial services industry for more than eight years and currently serves as Vice President and Trust Officer of the Bank, while also serving as a General Securities Representative for the Bank and Primevest Financial Services, Inc. Prior to working for the Bank, Mr. Dueker was Assistant Vice President and Trust Officer of Citizens Trust Company in Effingham, Illinois. He is a member of the Presbyterian Church and served as Secretary and Treasurer as a member of the Effingham County United Way Board of Directors.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the fiscal year ended June 30, 1998. No director attended fewer than 75% of the meetings of the Board of Directors and committees on which such director served during this period.

    The Board's Audit Committee consists of all non-employee directors and meets as needed to review the Bank's annual audit.
The Audit Committee met four times during fiscal 1998.

    The Board's Lending Committee consists of various members
of the Board on a rotating basis, and meets as needed to approve
new loans.   The Lending Committee met 11 times during fiscal
1998.

    The Company's full Board will act as a nominating committee for selecting the management nominees for election as directors in accordance with the Company's Bylaws. The Board of Directors does not have an Executive Committee, as the full Board meets sufficiently often to conduct Bank and Company business.

EXECUTIVE COMPENSATION

    The following table sets forth the cash and noncash compensation for fiscal 1998 awarded to or earned by the Company's Chief Executive Officer. No executive officer of the
Company earned salary and bonus in fiscal 1998 exceeding
$100,000 for services rendered in all capacities to the Company.


                                    ANNUAL COMPENSATION
NAME AND                        -------------------------------
PRINCIPAL              FISCAL                      OTHER ANNUAL          LONG-TERM       ALL OTHER
POSITION                YEAR    SALARY   BONUS    COMPENSATION(1)       COMPENSATION    COMPENSATION
-----------------------------------------------------------------------------------------------------
Douglas A. Pike (2)     1998    $67,000  $1,900       $   --               $  --        $16,590 (3)
  President             1997     57,000      --           --                  --             --
                        1996     42,345      --           --                  --          6,000 (4)

___________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1998, 1997 or 1996 did not exceed 10% of the named executive officer's salary during each of the three years.
(2) Although Gerald E. Ludwig previously held the title of Chief Executive Officer of the Company, Mr. Ludwig was only paid Director's fees in his capacity as a Director of the Company and Bank during fiscal 1996 and 1995. Douglas A. Pike, President and now Chief Executive Officer of the Company, now performs and then performed the duties commensurate with the title of Chief Executive Officer during fiscal 1996 and 1995 and is therefore listed above. Since fiscal 1997, however, Douglas A. Pike has been the Chief Executive Officer of the Company and the Bank.
(3) Includes ESOP and MRP contributions on Mr. Pike's behalf of $7,545 and $9,045, respectively.
(4) Includes Directors' fees.

    EMPLOYMENT AGREEMENT. In July 1998, the Bank renewed its employment agreement (the "Employment Agreement") with Douglas
A. Pike, President of the Bank ("Executive"). In such capacity, such Executive is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The Board believes that the Employment Agreement assures fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him some financial security.

    The Employment Agreement provides for a term of three years, with a current annual base salary of $67,000 from the Bank. On each annual anniversary date from the effective date of the Employment Agreement, the Executive's term of employment under the Employment Agreement will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the Board's required performance standards and that such Employment Agreement should be extended. The


Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreement will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreement is also terminable for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period, and, at the Executive's election, either cash in an amount equal to the cost to the Executive of obtaining health, life, disability, and other benefits which the Executive would have been eligible to participate in through the Employment Agreement's expiration date or continued participation in such benefit plans through the agreement's expiration date, provided the Executive continued to qualify for participation therein. If the Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreement), the Executive will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which the Executive's death occurred. The Executive is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Board of Directors of the Bank, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreement contains provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, other than for "just cause," the Executive will be paid a lump sum payment within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code'), and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's voting stock, the control of the election of a majority of the Bank's directors, or the exercise of a controlling influence over the management or policies of the Bank. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Bank, unless the election of such replacement directors was approved by at least a majority vote of the initial directors then in office. The same amount would be paid (i) in the event of an Executive's voluntary termination of employment within 12 months following a change in control, or (ii) in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive to perform his principal executive functions more than 30 miles from the Bank's primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control, (iii) the failure of the Bank to continue to provide the Executive with compensation and benefits, including material vacation, fringe benefits, stock option and retirement plans,
(iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibilities, and (vi) the failure to elect or re-elect the Executive to the Bank's Board of Directors, if he is serving on the Board upon the date of the change in control, or (vii) a material reduction in administrative support for the Executive. Further, the Employment Agreement provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The aggregate payments that would be made to Mr. Pike, assuming that termination of employment under the foregoing circumstances and based on Mr. Pike's salary through the year ended June 30, 1998, would have been approximately $67,000. In the event that the Executive prevails over the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

    The following table sets forth the 1998 fiscal year-end value of unexercised in-the-money options held by the Company's
Chief Executive Officer. No options were granted or exercised during fiscal 1998.

                                                                                    Value of Securities
                                                    Number of Securities          Underlying Unexercised
                                                    Underlying Unexercised             In-the-Money
                                                    Options at FY-End (1)          Options at FY-End (1)
                   Shares Acquired      Value      --------------------------   -------------------------
Name               on Exercise(#)     Realized($)  Exercisable  Unexercisable   Exercisable Unexercisable
----               ---------------    ----------   -----------  -------------   ----------- -------------
Douglas A. Pike         --             $    --      4,824        7,237            $59,094     $88,653

___________
(1) Consists of options granted under the Option Plan. Value represents the difference between the exercise price of $12.25 (the market price of the Common Stock as of the date of grant) and the market price of $15.00 per share as of September 1, 1998.

DIRECTOR COMPENSATION

    DIRECTORS' FEES. The Company's Board of Directors receive fees of $500 per month, and were paid total fees of $42,000 during fiscal 1998, of which none were deferred.

    DIRECTOR RETIREMENT PLAN. On September 27, 1996, the Company assumed the obligations of the Illinois Community Bank Retirement Plan for Non-employee Directors, which was adopted by the Bank's Board of Directors, effective January 1, 1995. This plan has subsequently been renamed the Illinois Community Bancorp, Inc. Retirement Plan for Non-employee Directors (the "Directors' Plan"). Under the Directors' Plan, each director will receive monthly benefits for the ten-year period following termination of service on the Board, in an amount equal to the product of his "Benefit Percentage", his "Vested Percentage" and $500. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Company, and increases in increments of 5% for each full year of service, to 100% for 20 or more years of service. A participant's "Vested Percentage" is based on years of service after January 1, 1995, and increases from 33 1/3% for less than one year of service, to 66 2/3% for one year of service, to 100% for two or more years of service. A participant's Vested Percentage accelerates to 100% if his service terminates due to death or disability. In the event of a "change in control" (as such term is defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his years of service (provided the director is then serving on the Board), and his benefit becomes immediately payable. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies, his surviving spouse will receive an amount equal to 50% of the benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had survived to collect the full benefits payable for retirement, and (ii) had a Vested Percentage equal to 100%, but only if the participant had not both terminated service on the Board of Directors prior to his death, and then had a Vested Percentage below 100%. The Company will pay benefits from its general assets, and expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Company's general creditors.

TRANSACTIONS WITH MANAGEMENT

    From time to time the Bank makes mortgage or other loans to its directors, officers and other employees. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), loans to the Bank's directors and executive officers are required to be made on terms substantially the same as those offered in comparable transactions to other persons. Furthermore, FIRREA generally prohibits loans above the greater of $25,000 or 5.0%
of the Bank's capital and surplus (up to $500,000) to directors and officers and their affiliates, unless such loans are approved in advance by a disinterested majority of the board of directors. As a matter of policy, loans to directors and officers of the Bank, as well as other affiliated persons or entities, currently are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or present other unfavorable features, and are approved by the Board of Directors.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Larsson Woodyard & Henson, which was the Company's independent certified public accounting firm for the 1998 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Larsson Woodyard & Henson is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Company's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1998 fiscal year.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 210 E. Fayette Avenue, Effingham, Illinois 62401-3613, no later than May 29, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Company's principal executive offices at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Ronald R. Schettler

                             RONALD R. SCHETTLER
                             SECRETARY
Effingham, Illinois
September 25, 1998

                    REVOCABLE PROXY
________________________________________________________________
           ILLINOIS COMMUNITY BANCORP, INC.
                  Effingham, Illinois
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   October 20, 1998

       The undersigned hereby appoints Gerald E. Ludwig, Michael
F. Sehy and Ernest E. Garbe, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Illinois Community Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Ramada Inn, Keller Drive, Effingham, Illinois on Tuesday, October 20, 1998 at 2:00 p.m., and at any and all adjournments thereof, as follows:
                                                         VOTE
                                            FOR        WITHHELD
                                            ---        --------

  1.   The election as directors of all
       nominees listed below (except as
       marked to the contrary below).      [   ]        [   ]

       Frederick C. Schaefer
       Douglas A. Pike
       Ronald R. Schettler

       INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
       ANY INDIVIDUAL NOMINEE, INSERT THAT
       NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

       _________________________

       The Board of Directors recommends a vote "FOR" the listed proposition.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 25, 1998 and an Annual Report to Stockholders.

Dated: _________________, 1998


_____________________________   _____________________________
PRINT NAME OF STOCKHOLDER       PRINT NAME OF STOCKHOLDER


_____________________________   _____________________________
SIGNATURE OF STOCKHOLDER        SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.